Exhibit 10.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We have issued our report dated June 10, 2003 accompanying the financial statements of Bioral Nutrient Delivery, LLC (the "Company") for the period January 8, 2003 (inception) through March 31, 2003, contained in the Company's Registration Statement (File No. 333-103431) and prospectus contained therein. We consent to the use of the aforementioned report in the Registration Statement and prospectus.


/s/ Aidman, Piser & Company, P.A.


Tampa, Florida
June 24, 2003